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                                                                    EXHIBIT 10.7

NEITHER THE SECURITY EVIDENCED BY THIS WARRANT NOR THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT ("SECURITIES") HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES ACT (COLLECTIVELY, THE "SECURITIES LAWS"). THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, OFFERED FOR SALE OR OTHERWISE TRANSFERRED UNLESS THE SECURITIES (I) ARE REGISTERED UNDER THE SECURITIES LAWS OR (II) ARE EXEMPT FROM REGISTRATION UNDER THE SECURITIES LAWS AND THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

No. __                                              WARRANT TO PURCHASE _______
ISSUED: ____________, 199___                             SHARES OF COMMON STOCK
HOLDER: ________________________

                                  VAXGEN, INC.

                              COMMON STOCK WARRANT

        THIS IS TO CERTIFY that, for value received and subject to the terms and conditions of this Warrant, the person whose name appears as holder (the "Holder"), is entitled, at any time before the termination of this Warrant as provided in Section 4 (the "Exercise Period"), to subscribe for and purchase upon exercise of this Warrant __________________________ (_______) fully paid and nonassessable shares of Common Stock (the "Warrant Stock") of Vaxgen, Inc., a Delaware corporation (the "Company"), at a price of $_____ per share (the "Exercise Price"). The Exercise Price and the number of shares of Warrant Stock purchasable under this Warrant are subject to adjustment as provided in Section 5 of this Warrant.

        This Warrant is subject to the following additional terms and conditions:

        1. Method of Exercise. This Warrant may be exercised in whole or in part, but not as to a fractional share of Warrant Stock, by delivering to the Company during the Exercise Period (i) the attached form of "Election to Purchase," duly completed and executed by the Holder, (ii) this Warrant, and
(iii) payment of the Exercise Price in cash or cashier's check. In Addition, the Holder, at its or the Company's option, may pay for all or any portion of the aggregate exercise price by complying with one or more of the following alternatives:

                (a) by delivering to the Company shares of Common Stock previously held by such Holder which shares of Common Stock received shall have a fair market value at the date of exercise (as determined by the Board) equal to the aggregate exercise price to be paid by the Holder upon such exercise;

                (b) by delivering a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds to pay the exercise price;



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                (c) by delivering a full recourse promissory note for all or part of the aggregate exercise price, payable on such terms and bearing such interest rate as determined by the Board (but in no event less than the minimum interest rate specified under the Code at which no additional interest would be imputed and in no event more than the maximum interest rate allowed under applicable usury laws), which promissory note may be either secured or unsecured in such manner as the Board shall approve (including, without limitation, by a security interest in the shares of the Company);

                (d) by delivering a combination of (a), (b) and (c) above.

                (e) if, at the date of making the calculation set forth below, the fair market value of one share of Common Stock is greater than the exercise price of the warrant, then in lieu of exercising the warrant for cash, the Holder may elect to convert the warrant and receive Common Stock equal to the value (as determined below) of the warrant (or the portion thereof being exercised) by surrender of the warrant together with a notice of the Holder's election to proceed pursuant to this Paragraph (e). In such an event, the Company shall issue to the Holder that number of shares of Common Stock derived utilizing the following formula:

        X=     Y (A-B)
               ------
               A

        Where   X= the number of shares of Common Stock to be issued to the
Holder pursuant to election under this Section 1(e)

                Y= the number of shares of Common Stock purchasable under the warrant or, if only a portion of the warrant is being exercised, the portion of the warrant being converted and canceled (at the date of such calculation)

                A= the fair market value of one share of Common Stock (at the date of such calculation)

                B= the exercise price (as adjusted to the date of such calculation)

For purposes of the above calculation, the "fair market value" of one share of common Stock shall equal:

                (i) In the event the Warrant is exercised in connection with the Company's initial public offering of Common Stock, the per share offering price to the public in such public offering.

                        (ii) In other circumstances in which a public market exists for the Common Stock at the time of such exercise, the average of the closing bid and asked prices of the common Stock quoted in the Over-The-Counter Market Summary or the last quoted sale price of the Common Stock or the closing price quoted on the Nasdaq National Market or on any exchange on which the Common Stock is listed, whichever is



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applicable, as published the The Wall Street Journal for the five (5) trading days prior to the date of determination of the fair market value.

                        (iii) In all other circumstances, such value as is established by the Board acting in good faith.

        2. Delivery of Stock Certificates. Within ten (10) days after the exercise of this Warrant, the Company at its expense (except for the payment of any applicable issue taxes) shall issue in the name of and deliver to the Holder a certificate or certificates for the number of fully paid and nonassessable shares of Warrant Stock to which the Holder shall be entitled upon such exercise, together with any other securities or property to which the Holder hereof is entitled upon such exercise. The Holder shall for all purposes be deemed to have become the holder of record of such shares of Warrant Stock on the date on which this Warrant is surrendered and payment of the Exercise Price is made (or immediately upon consummation of a Reorganization, in the case of an exercise that is contingent upon such an event), irrespective of the date of delivery of the certificate or certificates representing the Warrant Stock; provided, that if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of record of such shares of Warrant Stock at the close of business on the next succeeding date on which the stock transfer books are open. Each certificate representing Warrant Stock to be delivered pursuant to this
Section 2 shall be in such denominations of Warrant Stock as may be requested by the Holder hereof and shall be registered in the name of such Holder.

        3. Covenants as to Warrant Stock. The Company covenants and agrees that all shares of Warrant Stock issued pursuant to the terms of this Warrant will, upon their issuance, be validly issued and outstanding, fully paid and nonassessable and free from all preemptive rights and liens, other than liens created by or imposed upon the Holder through no action of the Company. The Company further covenants and agrees that the Company will at all times have authorized and reserved a sufficient number of the shares to provide for the exercise of the rights represented by this Warrant.

        4. Exercise Period. This Warrant shall be exercisable from the date of issuance until __________, unless sooner terminated pursuant to Section 4(b) (the "Expiration Date").

        5. Stock Dividend, Reorganization or Liquidation.

                (a) If (i) the Company shall at any time be involved in a transaction described in Section 424(a) of the Internal Revenue Code of 1986 as amended (the "Code") or any "corporate transaction" described in the regulations thereunder; (ii) the Company shall declare a dividend payable in, and shall subdivide or combine, its Common Stock; or (iii) any other event with substantially the same effect shall occur, the Board of Directors of the Company shall, with respect to this Warrant, proportionately adjust the number of shares of some Common Stock subject to this Warrant, the exercise price per share or both so as to preserve the rights of the Holder



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substantially proportionate to the rights of the Holder prior to such event, and to the extent that such action shall include an increase or decrease in the number of shares of Common Stock subject to this Warrant, the number of shares available shall automatically be increased or decreased, as the case may be, proportionately, without further action on the part of the Board, the Company, the Company's stockholders or the Holder.

               (b) If the Company shall at any time declare an extraordinary dividend with respect to the Common Stock, whether payable in cash or other property, the Board may, in the exercise of its sole discretion and with respect to this Warrant, proportionately adjust the number of shares of Common Stock subject to this Warrant, the exercise price per share or both so as to preserve the rights of the Holder substantially proportionate to the rights of the Holder prior to such event, and to the extent that such action shall include an increase or decrease in the number of shares of Common Stock, the number of shares subject to this Warrant shall automatically be increased or decreased, as the case may be, proportionately, without further action on the Board, the Company, the Company's stockholders, or any Holder.

               (c) If the Company is liquidated or dissolved, the Board may allow the Holder to exercise all or any part of the Warrant, provided the Holder does so prior to the effective date of liquidation or dissolution. If the Holder does not exercise his, her or its rights prior to such effective date, then this Warrant shall terminate as of the effective date of the liquidation or dissolution.

               (d) The foregoing adjustments in the shares subject to this Warrant shall be made by the Board or by any applicable terms of any assumption or substitution document.

               (e) The grant of this Warrant shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge, consolidate or dissolve, to liquidate or to sell or transfer all or any part of its business or assets.

        6. Change of Control.

               (a) This Warrant shall be fully exercisable for the periods indicated below (each such exercise referred to as an "Acceleration Window"):

                        (i) For a period of forty-five (45) days beginning on the day on which any Person together with all Affiliates and Associates (as such terms are defined below) of such Person shall become the Beneficial Owner (as defined below) of fifty percent (50%) or more of the shares of Common Stock then outstanding, but "Person" shall not include the Company, any subsidiary of the Company, any employee benefit plan of the Company, or any subsidiary of the Company or any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such employee benefit plan;



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                        (ii) Beginning on the date that a tender or exchange
offer for Common Stock by any Person (other than the Company, any subsidiary of the Company, any employee benefit plan of the Company, or any subsidiary of the Company or any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such employee benefit plan) is first published or sent or given within the meaning of Rule 14d-2 under the Security Exchange Act of 1934 (the "Exchange Act") and continuing so long as such offer remains open (including any extension or renewals of such offer), unless by the terms of such offer the offeror, upon consummation thereof, would be the Beneficial Owner of less than fifty percent (50%) of the shares of Common Stock then outstanding;

                        (iii) For a period of twenty (20) days beginning on the day on which the stockholders of the Company (or, if later, approval by the stockholders of any Person) duly approve any merger, consolidation, reorganization or other transaction providing for the conversion or exchange of more than fifty percent (50%) of the outstanding shares of Common Stock into securities of any Person, or cash, or property, or a combination of any of the foregoing, unless the holders of the voting stock of the Company immediately prior to such transaction hold not less than fifty percent (50%) of the voting rights in the surviving entity; or

                        (iv) For a period of twenty (20) days beginning on the day on which, at any meeting of the stockholders of the Company involving a contest for the election of directors, individuals constituting a majority of the Board who were not the Board's nominees for election immediately prior to the meeting are elected.

               (b) The exercisability of the Warrant if unexercised following expiration of an Acceleration Window shall be governed by the other terms of this Agreement.

               (c) If the stockholders of the Company receive shares of capital stock of another Person ("Exchange Stock") in exchange for or in place of shares of Common Stock in any transaction involving any merger, consolidation, reorganization or other transaction providing for the conversion or exchange of all or substantially all outstanding shares of Common Stock into Exchange Stock, then at the closing of such transaction the Warrant granted hereunder shall be converted into a Warrant to purchase shares of Exchange Stock unless the Company (by the affirmative vote of a majority of all of the directors of the Company, excluding for such purposes the votes of directors who are directors or officers of, or have a material financial interest in the Person issuing the Exchange Stock and any Affiliate of such Person), in its sole discretion, determines that any portion of or all of the exercise rights granted hereunder shall not be so converted but instead shall terminate. The amount and price of a converted Warrant shall be determined by adjusting the amount and price of the Warrants granted hereunder in the same proportion as used for consolidation, reorganization or other transaction.

        For purposes of this Section 6: (i) "Person shall include any individual, firm, corporation, partnership or other entity; (ii) "Affiliate" and "Associate" shall have the



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meanings assigned to them in Rule 12b-2 under the Exchange Act; and (iii)
"Beneficial Owner" shall have the meaning assigned to it in Rule 16a-1 of the Exchange Act.

        7. Restrictions on Transfer. The Holder is acquiring this Warrant for its own account for investment and not with a view to, or for sale in connection with, any distribution or sale of any part thereof and with no present intention of selling, granting participation in or otherwise distributing the same. The Holder acknowledges that this Warrant and the underlying Warrant Stock have not been registered under the Securities Act or qualified under applicable state securities laws and confirms to the Company that it understands the restrictions on resale imposed by the Securities Act. The Holder understands that the Warrant is neither transferable nor assignable, except by will or by the laws of descent and distribution, and therefore the Holder may never be able to sell or dispose of this Warrant, unless an exemption from registration under the Securities Act is available.

        8. Legend. A legend setting forth or referring to the above restrictions shall be placed on this Warrant, any replacement hereof and any certificate representing a security issued pursuant to the exercise of this Warrant and a stop transfer restriction or order may be placed on the books of the Company and with any transfer agent until such securities may be legally sold or otherwise transferred.

        9. No Rights as Shareholder. This Warrant shall not entitle the Holder to any voting rights or to any other rights as a shareholder of the Company or to any other rights whatsoever except the rights stated herein; and no cash dividend or interest shall be payable or shall accrue in respect of this Warrant or the Warrant Stock purchasable hereunder unless, until and to the extent that this Warrant shall be exercised. The Company shall provide each Holder during the period such Holder holds this Warrant, and to each holder of Common Stock acquired upon exercise of this Warrant for so long as such Person is a holder of such Common Stock, annual financial statements of the Company as prepared either by the Company or the independent certified public accountants of the Company. Such financial statements shall include, at a minimum, a balance sheet and an income statement, and shall be delivered as soon as practicable following the end of the Company's fiscal year.

        10. Construction. The validity and interpretation of the terms and provisions of this Warrant shall be governed by the laws of the State of Delaware. The descriptive headings of the several sections of this Warrant are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions thereof.

        11. Expiration. This Warrant shall be void and all rights represented hereby shall cease unless exercised on or before the Expiration Date. All restrictions set forth herein on the shares of capital stock issued upon exercise of any rights hereunder shall survive such exercise and expiration of the rights granted hereunder.

        12. Exchange of Warrant. This Warrant is exchangeable upon the surrender hereof by the Holder at the office of the Company for new Warrants of like tenor but of different denominations representing in the aggregate the rights to subscribe for and



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purchase the number of shares that may be subscribed for and purchased hereunder, each of such new Warrants to represent the right to subscribe for and purchase such number of shares as shall be designated by the Holder at the time of such surrender.

        13. Lost Warrant Certificate. If this Warrant is lost, stolen, mutilated or destroyed, the Company shall issue a new Warrant of like denomination, tenor and date as this Warrant, subject (a) in the case of any loss, theft or destruction, to the Company's right to require the Holder to give the Company a bond or other satisfactory security sufficient to indemnify the Company against any claim that may be made against it (including any expense or liability) on account of the alleged loss, theft or destruction of this Warrant or the issuance of such new Warrant and (b) in the case of any mutilation, upon surrender and cancellation of such Warrant.

        14. Waivers and Amendments. This Warrant or any provision hereof may be changed, waived, discharged or terminated only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

        15. Notices. All notices or other communications required or permitted hereunder shall be in writing and shall be mailed by United States mail first-class postage prepaid, or by registered or certified mail with return receipt requested, addressed as follows:

               If to the Holder:

                      To the address last furnished in writing to the Company by the Holder.

               If to the Company:

                      VaxGen, Inc.
                      1420 Fifth Avenue, Suite 2200
                      Seattle, WA  98101
                      Attention:  Chief Financial Officer

        Each of the foregoing parties shall be entitled to specify a different address by giving five (5) days' advance written notice as aforesaid to the other party.

        IN WITNESS WHEREOF, the Company has executed this Warrant as of the date first written above.


                                            VAXGEN, INC.



                                            By
                                            -----------------------------------
                                                  Its
                                                      -------------------------



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                              ELECTION TO PURCHASE


To:     VAXGEN, INC.

        (1) The undersigned hereby elects to purchase _____________ shares of Common Stock of VAXGEN, INC. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price in full, together with all applicable transfer taxes, if any.

        (2) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:



                                            ------------------------------------
                                                         (Name)




                                            ------------------------------------
                                                         (Address)


        (3) The undersigned represents that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.

        (4) The undersigned represents and warrants that the representations, warranties and covenants set forth in Section 5 of the Agreement are true and correct as of the date hereof.

                                            By:
-----------------------------------            ---------------------------------
               (Date)                                    (Signature)


                                               ---------------------------------
                                                     (Print or Type Name)


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